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                                                                   EXHIBIT 99.01


                                 CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (CHAPTER 63, TITLE 18 U.S.C. SECTION 1350(a) AND (b))

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), each of the undersigned hereby certifies in his capacity as an officer of Homestore, Inc. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the quarter ended March
31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the periods covered by such Report.

Dated: May 14, 2003


                                                          /s/ W. MICHAEL LONG
                                                      --------------------------
                                                            W. Michael Long
                                                        Chief Executive Officer


                                                       /s/ LEWIS R. BELOTE, III
                                                      --------------------------
                                                         Lewis R. Belote, III
                                                        Chief Financial Officer


      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), is not deemed to be filed as a part of the Form 10-K to which it refers and is, to the extent permitted by law, provided by each of the above signatories to the extent of his knowledge. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.